UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 8, 2014 (September 5, 2014)

Tallgrass Energy Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35917	46-1972941
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4200 W. 115th Street, Suite 350 Leawood, Kansas		66211
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (913) 928-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 5, 2014, Tallgrass Energy Partners, LP, a Delaware limited partnership (the “Partnership”), Tallgrass Development, LP, a Delaware limited partnership (“Tallgrass Development”), Tallgrass Pony Express Pipeline, LLC, a Delaware limited liability company (“Pony Express”), and Tallgrass Operations, LLC, a Delaware limited liability company and wholly-owned direct subsidiary of Tallgrass Development (“Tallgrass Operations”), entered into a definitive Contribution and Transfer Agreement (the “Contribution Agreement”), pursuant to which Tallgrass PXP Holdings, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Partnership (“PXP Holdings”), acquired 33.3% of the issued and outstanding membership interests (the “Subject Interest”) in Pony Express (such transaction being the “Transaction”). Upon completion of ongoing construction, Pony Express will own (1) an approximately 690 mile crude oil pipeline commencing in Guernsey, Wyoming and terminating in Cushing, Oklahoma, with delivery points at Ponca City Refinery and Deeprock in Cushing, (2) an approximately 66 mile lateral in northeast Colorado that will commence in Weld County, Colorado and interconnect with the Pony Express mainline just east of Sterling, Colorado, and (3) 15 pump stations, together in all cases with associated rights of way and related equipment and assets.

On September 5, 2014, and subject to the terms and conditions of the Contribution Agreement, PXP Holdings acquired the Subject Interest in exchange for total consideration from the Partnership valued at $600 million, consisting of: (a) $597 million in cash; and (b) the issuance by the Partnership to Tallgrass Operations of 70,340 of the Partnership’s common units (the “Common Units”), which, based upon the September 4, 2014 closing price of a Common Unit on the New York Stock Exchange, equates to $3 million. The issuance of the Common Units was structured as a private transaction exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Contribution Agreement contains representations and warranties, indemnification obligations and covenants by the parties, and a copy of the Contribution Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. Contemporaneous with the execution of the Contribution Agreement and as part of the Transaction, Tallgrass Operations, PXP Holdings and Pony Express entered into a Second Amended and Restated Limited Liability Company Agreement of Pony Express on September 5, 2014 (the “LLC Agreement”), which sets forth the relative rights of Tallgrass Operations and PXP Holdings as the owners of Pony Express, and a copy of the LLC Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Tallgrass MLP GP, LLC, a Delaware limited liability company (“Tallgrass GP”), serves as the general partner of the Partnership. The Conflicts Committee of the Board of Directors of Tallgrass GP recommended approval of the Transaction to the Board of Directors, which then approved the Transaction. The Conflicts Committee, which is composed entirely of independent directors, retained independent legal and financial advisors to assist in evaluating and negotiating the Transaction.

The Contribution Agreement, the LLC Agreement and the above descriptions have been included to provide investors and security holders with information regarding the terms of the Contribution Agreement and the LLC Agreement. They are not intended to provide any other factual information about the Partnership, Tallgrass Operations or Tallgrass Development or their respective subsidiaries, affiliates or equity holders. The representations, warranties and covenants contained in the Contribution Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Contribution

Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other as a way of allocating contractual risk between them that differ from those applicable to investors. Investors should be aware that these representations, warranties and covenants or any description thereof alone may not describe the actual state of affairs of the Partnership, Tallgrass Operations, Tallgrass Development or their respective subsidiaries, affiliates, businesses or equity holders as of the date they were made or at any other time.

The above descriptions do not purport to be complete descriptions of the Contribution Agreement or the LLC Agreement and are qualified in their entirety by the contents of the Contribution Agreement and the LLC Agreement, copies of which are filed herewith as Exhibits 10.1 and 10.2, respectively.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information described in Item 1.01 regarding the private placement of our Common Units is incorporated by reference into this Item 3.02.

Item 7.01.	Regulation FD Disclosure.

In accordance with General Instruction B.2 to Form 8-K, the information attached to this Current Report on Form 8-K as Exhibit 99.1 shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

10.1	Contribution and Transfer Agreement, executed September 5, 2014 and dated as of September 1, 2014, by and among Tallgrass Energy Partners, LP, Tallgrass Development, LP, Tallgrass Pony Express Pipeline, LLC and Tallgrass Operations, LLC

10.2	Second Amended and Restated Limited Liability Company Agreement of Tallgrass Pony Express Pipeline, LLC, executed September 5, 2014 and dated as of September 1, 2014, by and among Tallgrass Pony Express Pipeline, LLC, Tallgrass Operations, LLC, and Tallgrass PXP Holdings, LLC

99.1	Press Release of Tallgrass Energy Partners, LP, dated September 8, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALLGRASS ENERGY PARTNERS, LP

	By:	Tallgrass MLP GP, LLC
its general partner

Date: September 8, 2014	By:	/s/ David G. Dehaemers, Jr.
David G. Dehaemers, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document Description

10.1	Contribution and Transfer Agreement, executed September 5, 2014 and dated as of September 1, 2014, by and among Tallgrass Energy Partners, LP, Tallgrass Development, LP, Tallgrass Pony Express Pipeline, LLC and Tallgrass Operations, LLC

10.2	Second Amended and Restated Limited Liability Company Agreement of Tallgrass Pony Express Pipeline, LLC, executed September 5, 2014 and dated as of September 1, 2014, by and among Tallgrass Pony Express Pipeline, LLC, Tallgrass Operations, LLC, and Tallgrass PXP Holdings, LLC

99.1	Press Release of Tallgrass Energy Partners, LP, dated September 8, 2014